Exhibit 99.2

Steele Creek Capital Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

(Pro-forma)

	June 30, 2026	December 31, 2025
	(unaudited)
Assets
Investments:

Non-controlled/non-affiliated company investments, at fair value (amortized cost of $36,919 and $121,179, respectively)	$34,386	$115,326
Cash	8,643	11,189
Receivable for investments sold	76,078	74
Prepaid expenses and other assets	316	446
Interest receivable	351	457
Total assets	$119,774	$127,492

Liabilities
Credit facility	65,296	71,615
Payable for investments purchased	3,289	1,253
Management fees payable	-	183
Interest payable	105	125
Accounts payable and accrued expenses	486	457
Distributions payable	354	411
Total liabilities	69,530	74,044

Commitments and contingencies (Note 8)

Net Assets:
Common shares, $0.001 par value, 450,000,000 shares authorized, 5,868,341 and 6,176,162 shares issued and outstanding, respectively	$6	$6
Paid-in-capital in excess of par value	62,664	65,296
Total distributable (deficit) earnings	(12,426)	(11,854)
Total net assets	$50,244	$53,448

Total liabilities and net assets	$119,774	$127,492

Net asset value per share	$8.56	$8.65

The accompanying notes are an integral part of these consolidated financial statements

Steele Creek Capital Corporation

Consolidated Statements of Operations

(unaudited)

(in thousands, except share and per share data)

(Pro-forma)

	Three months ended June 30, 2026	Six months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2025
Investment income:
Non-controlled/non-affiliated company investments:
Interest income	$1,882	$3,898	$2,254	$4,817
Payment in-kind interest income	80	197	61	133
Other income	25	37	-	-
Total investment income	1,987	4,132	2,315	4,950

Expenses:
Management fees	302	614	353	715
Interest and debt financing expenses	893	1,825	1,069	2,169
Professional fees	117	246	107	228
Incentive fees	-	-	-	4
Administration expenses	84	172	80	133
Directors’ fees	20	40	20	40
Custody fees	14	28	21	34
Other general and administrative expenses	55	114	143	340
Total expenses	1,485	3,039	1,793	3,663
Less: management fees waived	(302)	(614)	(353)	(420)
Net expenses	1,183	2,425	1,440	3,243
Net investment income	804	1,707	875	1,707

Realized and unrealized (loss) gain on investments:
Net realized gain (loss) on non-controlled/non-affiliated company investments	(3,469)	(4,086)	(2,701)	(2,546)
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated company investments	4,486	3,319	3,306	1,241

Total net realized and unrealized gain (loss) on investments	1,017	(767)	605	(1,305)

Net increase (decrease) in net assets resulting from operations	$1,821	$940	$1,480	$402

Per share data:
Net investment income per share - basic and diluted	$0.14	$0.29	$0.15	$0.29
Net (decrease) increase in net assets resulting from operations per share - basic and diluted	$0.31	$0.16	$0.25	$0.07
Weighted average shares outstanding - basic and diluted	5,837	5,914	6,002	5,943

The accompanying notes are an integral part of these consolidated financial statements

Steele Creek Capital Corporation

Consolidated Statements of Changes in Net Assets

(unaudited)

(in thousands, except share and per share data)

(Pro-forma)

	Three months ended June 30, 2026	Six months ended June 30, 2026	Three months ended June 30, 2025	Six months ended June 30, 2025
Operations
Net investment income	$804	$1,707	$875	$1,707
Net realized (loss) gain on investments	(3,469)	(4,086)	(2,701)	(2,546)
Net change in unrealized (depreciation) appreciation on investments	4,486	3,319	3,306	1,241
Net (decrease) increase in net assets resulting from operations	1,821	940	1,480	402

Distributions to Stockholders
Distributions of realized income	(750)	(1,512)	(803)	(1,913)

Capital Share Transactions
Issuance of common shares	-	120	1,077	2,015
Common shares issued from reinvestment of distributions	396	785	526	1,066
Repurchase of common shares	(1,710)	(3,537)	(595)	(827)
Total Capital Share Transactions	(1,314)	(2,632)	1,008	2,254

Net Assets
Net (decrease) increase in net assets during the period	(243)	(3,204)	1,685	743
Net assets at beginning of period	50,487	53,448	53,742	54,684
Net assets at end of period	50,244	50,244	55,427	55,427

Capital Share Activity
Issuance of common shares	-	14	121	221
Common shares issued from reinvestment of distributions	46	93	58	116
Repurchase of common shares	(204)	(415)	(66)	(91)
Shares issued and outstanding at beginning of period	6,026	6,176	5,949	5,816
Shares issued and outstanding at end of period	5,868	5,868	6,062	6,062

The accompanying notes are an integral part of these consolidated financial statements

Steele Creek Capital Corporation

Consolidated Statements of Cash Flows

(unaudited)

(in thousands, except share and per share data)

(Pro-forma)

	Six months ended June 30, 2026	Six months ended June 30, 2025
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$940	$402

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Purchase of investments	(23,509)	(61,551)
Proceeds from sales of investments and paydowns	105,846	66,283
Payment in-kind interest income	(197)	(133)
Amortization of premium/accretion of discount, net	(120)	(113)
Net realized (gain) loss on investments	4,086	2,546
Net change in unrealized depreciation (appreciation) on investments	(3,319)	(1,241)
Changes in operating assets and liabilities:
Receivable for investments sold	(77,850)	5,910
Prepaid expenses and other assets	130	(58)
Interest receivable	106	149
Payable for investments purchased	2,036	(3,980)
Management fees payable	(183)	(310)
Interest payable	(20)	(16)
Accounts payable and accrued expenses	29	127
Net cash provided by (used in) operating activities	7,975	8,015

Cash flows from financing activities:
Proceeds from issuance of common shares	120	2,015
Repurchase of common shares	(3,538)	(827)
Proceeds from issuance of debt	850	10,167
Repayments on debt	(7,170)	(13,600)
Stockholder distributions paid	(783)	(1,143)
Net cash (used in) provided by financing activities	(10,521)	(3,388)

Net (decrease) increase in Cash	(2,546)	4,627
Cash, beginning of period	11,189	2,612
Cash, end of period	$8,643	$7,239

Supplemental disclosure of Cash Flow Information:
Operating Activities:
Interest paid	$1,844	$2,186
Supplemental non-cash information:
Reinvestment of shareholder distribution	$785	$1,066

The accompanying notes are an integral part of these consolidated financial statements

Steele Creek Capital Corporation

Consolidated Schedule of Investments

June 30, 2026

(unaudited)

(in thousands, except for share and per share data)

(Pro-forma)

Description (1)	Investment Type	Maturity	Interest Rate (2)	Basis Point Spread Above Index (2)	Interest Rate Floor/Base Rate (2)	Principal/ Shares	Amortized Cost	Fair Value	% of Net Assets (3)

Non-controlled/Non-Affiliated Investments -216.2% of Shareholder’s Equity (3)
Investments made in the United States
Aerospace & Defense
MAG DS Corp.	First Lien - Term Loan	4/1/2027	9.33%	S + 5.60%	3.73%	846	836	845	1.7%
TransDigm Inc. (4)	First Lien - Term Loan	1/19/2032	6.14%	S + 2.50%	3.64%	983	981	984	2.0%
TransDigm Inc. (4)	First Lien - Term Loan	2/13/2033	6.14%	S + 2.50%	3.64%	100	100	100	0.2%
Total Aerospace & Defense							1,917	1,929	3.9%

Automotive
Adient US LLC	First Lien - Term Loan	1/31/2031	5.64%	S + 2.00%	3.64%	93	93	93	0.2%
American Axle & Manufacturing, Inc.	First Lien - Term Loan	2/3/2033	6.92%	S + 3.25%	3.67%	247	246	247	0.5%
First Brands Group, LLC	First Lien - Term Loan	3/30/2027	10.73%	S + 0.11% + 7.00%PIK	3.62%	384	384	1	0.0%
First Brands Group, LLC	First Lien - Term Loan	6/29/2026	23.61%	S + 10.00% + 8.45%PIK	3.61%	1,114	1,114	183	0.4%
First Brands Group, LLC	First Lien - Term Loan	6/29/2026	10.65%	0 + 7.00% PIK	3.65%	440	440	1	0.0%
Stonepeak Motion Finco LLC (4)	First Lien - Term Loan	6/24/2033	6.15%	S + 2.50%	3.65%	155	154	155	0.3%
Total Automotive							2,431	680	1.4%

Banking, Finance, Insurance & Real Estate
Broadstreet Partners, Inc.	First Lien - Term Loan	6/13/2031	6.14%	S + 2.50%	3.64%	721	721	697	1.4%
BRTPT 2023-1A (4)	Collateralized Loan Obligation	7/26/2038	10.77%	S + 7.10%	3.67%	500	500	502	1.0%
Edelman Financial Center, LLC, The (fka Flight Debt Merger Sub Inc.) (4)	First Lien - Term Loan	12/1/2031	7.64%	S + 4.00%	3.64%	522	517	524	1.0%
FinCo I LLC	First Lien - Term Loan	6/27/2029	5.39%	S + 1.75%	3.64%	731	730	730	1.5%
GIH Borrower, LLC (4)	First Lien - Term Loan	11/26/2031	6.23%	S + 2.50%	3.73%	534	532	534	1.1%
Hudson River Trading LLC	First Lien - Term Loan	3/18/2030	6.14%	S + 2.50%	3.64%	1,011	1,005	1,006	2.0%
Jane Street Group, LLC	First Lien - Term Loan	12/15/2031	5.67%	S + 2.00%	3.67%	732	731	727	1.4%
OFSI Fund LTD (4)	Collateralized Loan Obligation	3/31/2038	10.18%	S + 6.50%	3.68%	500	500	500	1.0%
Orion Midco Ltd.	First Lien - Term Loan	10/8/2032	7.17%	S + 3.50%	3.67%	549	547	550	1.1%
Total Banking, Finance, Insurance & Real Estate							5,783	5,770	11.5%

Beverage, Food & Tobacco
Treehouse Foods, Inc.	First Lien - Term Loan	2/11/2033	7.89%	S + 4.25%	3.64%	517	510	519	1.0%
Total Beverage, Food & Tobacco							510	519	1.0%

Capital Equipment
Chart Industries, Inc. (4)	First Lien - Term Loan	3/15/2030	6.18%	S + 2.50%	3.68%	787	785	789	1.6%
Columbus McKinnon Corporation	First Lien - Term Loan	2/3/2033	7.23%	S + 3.50%	3.73%	115	114	115	0.2%
Mirion Technologies (US Holdings), Inc.	First Lien - Term Loan	6/4/2032	5.73%	S + 2.00%	3.73%	222	222	223	0.4%
Project Aurora Holdco 1 Limited	First Lien - Term Loan	12/6/2032	6.48%	S + 2.75%	3.73%	130	130	131	0.3%
Watlow Electric Manufacturing Company	First Lien - Term Loan	6/17/2033	6.42%	S + 2.75%	3.67%	458	457	458	0.9%
Watlow Electric Manufacturing Company	First Lien - Delayed Draw Term Loan	6/17/2033	0.00%	0	0.00%	48	-	-	0.0%
Total Capital Equipment							1,708	1,716	3.4%

Description (1)	Investment Type	Maturity	Interest Rate (2)	Basis Point Spread Above Index (2)	Interest Rate Floor/Base Rate (2)	Principal/ Shares	Amortized Cost	Fair Value	% of Net Assets (3)

Construction & Building
APi Group DE, Inc.	First Lien - Term Loan	5/16/2033	5.39%	S + 1.75%	3.64%	746	746	746	1.5%
Construction Partners, Inc.	First Lien - Term Loan	11/3/2031	5.64%	S + 2.00%	3.64%	207	206	207	0.4%
Core & Main LP	First Lien - Term Loan	2/9/2031	5.66%	S + 2.00%	3.66%	2	2	2	0.0%
Crown Subsea Communications Holding, Inc.	First Lien - Term Loan	1/30/2031	6.64%	S + 3.00%	3.64%	622	618	625	1.2%
Groundworks, LLC	First Lien - Term Loan	3/14/2031	6.65%	S + 3.00%	3.65%	206	206	206	0.4%
Quikrete Holdings, Inc.	First Lien - Term Loan	4/14/2031	5.89%	S + 2.25%	3.64%	735	734	735	1.5%
Smyrna Ready Mix Concrete, LLC	First Lien - Term Loan	4/2/2029	6.64%	S + 3.00%	3.64%	625	617	628	1.2%
White Cap Supply Holdings, LLC	First Lien - Term Loan	10/19/2029	6.89%	S + 3.25%	3.64%	209	209	209	0.4%
Total Construction & Building							3,338	3,358	6.6%

Consumer Goods: Non-Durable
ABG Intermediate Holdings 2 LLC	First Lien - Term Loan	2/13/2032	5.89%	S + 2.25%	3.64%	741	739	741	1.5%
Total Consumer Goods: Non-Durable							739	741	1.5%

Containers, Packaging & Glass
Plastipak Holdings, Inc.	First Lien - Term Loan	9/24/2032	6.14%	S + 2.50%	3.64%	821	817	821	1.6%
Pro Mach Group, Inc.	First Lien - Term Loan	10/15/2032	6.14%	S + 2.50%	3.64%	102	102	103	0.2%
Ring Container Technologies Group, LLC	First Lien - Term Loan	9/15/2032	6.14%	S + 2.50%	3.64%	434	433	435	0.9%
Sabert Corporation	First Lien - Term Loan	12/10/2028	6.89%	S + 3.25%	3.64%	741	741	745	1.5%
Total Containers, Packaging & Glass							2,093	2,104	4.2%

Energy: Electricity
Compass Power Generation, L.L.C.	First Lien - Term Loan	4/14/2029	6.15%	S + 2.50%	3.65%	345	344	346	0.7%
Hamilton Projects Acquiror, LLC	First Lien - Term Loan	5/30/2031	6.14%	S + 2.50%	3.64%	235	235	236	0.5%
Total Energy: Electricity							579	582	1.2%

Energy: Oil & Gas
M6 ETX Holdings II Midco LLC	First Lien - Term Loan	4/1/2032	6.14%	S + 2.50%	3.64%	298	298	299	0.6%
Total Energy: Oil & Gas							298	299	0.6%

Healthcare & Pharmaceuticals
Amneal Pharmaceuticals LLC	First Lien - Term Loan	8/1/2032	6.64%	S + 3.00%	3.64%	821	819	825	1.6%
Iqvia Inc.	First Lien - Term Loan	1/2/2031	5.48%	S + 1.75%	3.73%	244	244	245	0.5%
Phoenix Guarantor Inc.	First Lien - Term Loan	2/21/2031	5.64%	S + 2.00%	3.64%	890	884	889	1.8%
QuidelOrtho Corporation	First Lien - Term Loan	8/20/2032	7.64%	S + 4.00%	3.64%	514	507	507	1.0%
U.S. Anesthesia Partners, Inc.	First Lien - Term Loan	10/2/2028	7.73%	S + 4.11%	3.62%	1,061	1,060	1,063	2.1%
Western Dental Holdings, LLC (4)	Equity	-	0.00%	0	0.00%	2	100	100	0.2%
Total Healthcare & Pharmaceuticals							3,614	3,629	7.2%

High Tech Industries
Rocket Software, Inc.	First Lien - Term Loan	11/28/2028	7.39%	S + 3.75%	3.64%	731	725	696	1.4%
Total High Tech Industries							725	696	1.4%

Hotel, Gaming & Leisure
Bulldog Purchaser Inc.	First Lien - Term Loan	2/4/2033	6.91%	S + 3.25%	3.66%	103	102	103	0.2%
Total Hotel, Gaming & Leisure							102	103	0.2%

Description (1)	Investment Type	Maturity	Interest Rate (2)	Basis Point Spread Above Index (2)	Interest Rate Floor/Base Rate (2)	Principal/ Shares	Amortized Cost	Fair Value	% of Net Assets (3)

Media: Advertising, Printing & Publishing
McGraw-Hill Education, Inc.	First Lien - Term Loan	8/6/2031	6.39%	S + 2.75%	3.64%	558	558	562	1.1%
Total Media: Advertising, Printing & Publishing							558	562	1.1%

Media: Broadcasting & Subscription
Discovery Global Holdings, Inc.	First Lien - Term Loan	6/3/2033	6.14%	S + 2.50%	3.64%	203	202	203	0.4%
Versant Media Group, Inc.	First Lien - Term Loan	1/30/2031	7.23%	S + 3.50%	3.73%	400	400	402	0.8%
Total Media: Broadcasting & Subscription							602	605	1.2%

Media: Diversified & Production
Oak-Eagle Acquireco, Inc.	First Lien - Term Loan	3/24/2033	7.15%	S + 3.50%	3.65%	653	643	655	1.3%
Total Media: Diversified & Production							643	655	1.3%

Retail
Evergreen Acqco 1 LP	First Lien - Term Loan	9/17/2032	6.17%	S + 2.50%	3.67%	456	455	457	0.9%
Flynn Restaurant Group LP	First Lien - Term Loan	1/28/2032	7.39%	S + 3.75%	3.64%	741	738	735	1.5%
Great Outdoors Group, LLC	First Lien - Term Loan	1/23/2032	6.89%	S + 3.25%	3.64%	858	857	862	1.7%
IRB Holding Corp.	First Lien - Term Loan	12/15/2030	6.14%	S + 2.50%	3.64%	399	399	399	0.8%
Total Retail							2,449	2,453	4.9%

Services: Business
Acuren Delaware Holdco, Inc.(Acuren Holdings, Inc.)	First Lien - Term Loan	7/30/2031	6.14%	S + 2.50%	3.64%	149	149	149	0.3%
Aragorn Parent Corporation	First Lien - Term Loan	12/16/2030	7.14%	S + 3.50%	3.64%	539	535	542	1.1%
Aramark Intermediate HoldCo Corporation	First Lien - Term Loan	6/22/2030	5.39%	S + 1.75%	3.64%	416	416	417	0.8%
Asplundh Tree Expert, LLC	First Lien - Term Loan	5/30/2033	5.39%	S + 1.75%	3.64%	103	103	103	0.2%
Iron Mountain Information Management, LLC	First Lien - Term Loan	1/31/2031	5.64%	S + 2.00%	3.64%	765	762	764	1.5%
Sitel Group	First Lien - Term Loan	8/28/2028	7.74%	S + 4.01%	3.73%	939	938	465	0.9%
Total Services: Business							2,903	2,440	4.8%

Services: Consumer
Wash Bidco Inc.	First Lien - Term Loan	9/10/2032	6.64%	S + 3.00%	3.64%	249	249	250	0.5%
Total Services: Consumer							249	250	0.5%

Telecommunications
Belden Inc.	First Lien - Term Loan	6/10/2033	5.90%	S + 2.25%	3.65%	155	155	155	0.3%
PVKG Intermediate Holdings Inc.	Equity	-	0.00%	0	0.00%	13	290	5	0.0%
Syniverse Holdings, LLC	First Lien - Term Loan	5/13/2027	10.73%	S + 7.00%	3.73%	963	955	839	1.7%
Zayo Group Holdings, Inc.	First Lien - Term Loan	3/11/2030	7.25%	S + 3.11% + 0.50%PIK	3.64%	508	508	509	1.0%
Total Telecommunications							1,908	1,508	3.0%

Transportation: Consumer
Brown Group Holding, LLC	First Lien - Term Loan	7/1/2031	6.14%	S + 2.50%	3.64%	102	102	102	0.2%
Total Transportation: Consumer							102	102	0.2%

Utilities: Electric
Calpine Construction Finance Company, L.P.	First Lien - Term Loan	7/31/2030	5.39%	S + 1.75%	3.64%	225	224	225	0.4%
Tiger Acquisition, LLC	First Lien - Term Loan	8/23/2032	6.15%	S + 2.50%	3.65%	740	739	743	1.5%
Total Utilities: Electric							963	968	1.9%

Total Investments made in the United States							34,214	31,669	62.9%

Description (1)	Investment Type	Maturity	Interest Rate (2)	Basis Point Spread Above Index (2)	Interest Rate Floor/Base Rate (2)	Principal/ Shares	Amortized Cost	Fair Value	% of Net Assets (3)

Investments made in France
Healthcare & Pharmaceuticals
Curium BidCo S.a r.l. (4)	First Lien - Term Loan	8/4/2031	6.73%	S + 3.00%	3.73%	410	409	410	0.8%
Opal Holdco 4 SAS (4)	First Lien - Term Loan	4/28/2032	6.23%	S + 2.50%	3.73%	496	497	497	1.0%
Total Healthcare & Pharmaceuticals							906	907	1.8%

Total Investments made in France							906	907	1.8%

Investments made in Germany
Construction & Building
TK Elevator Midco GmbH (4)	First Lien - Term Loan	4/30/2030	6.48%	S + 2.75%	3.73%	103	103	103	0.2%
Total Construction & Building							103	103	0.2%

Total Investments made in Germany							103	103	0.2%

Investments made in Ireland
Aerospace & Defense
Setanta Aircraft Leasing Designated Activity Company (4)	First Lien - Term Loan	11/5/2028	5.48%	S + 1.75%	3.73%	126	126	126	0.3%
Total Aerospace & Defense							126	126	0.3%

Healthcare & Pharmaceuticals
Grifols International Services Designated Activity Company (4)	First Lien - Term Loan	4/14/2033	6.19%	S + 2.50%	3.69%	618	617	621	1.2%
Total Healthcare & Pharmaceuticals							617	621	1.2%

Total Investments made in Ireland							743	747	1.5%

Investments made in the Netherlands
Chemicals, Plastics, & Rubber
Nouryon Finance B.V. (4)	First Lien - Term Loan	4/3/2028	6.94%	S + 3.25%	3.69%	827	823	829	1.6%
Total Chemicals, Plastics, & Rubber							823	829	1.6%

Total Investments made in the Netherlands							823	829	1.6%

Investments made in the United Kingdom
Aerospace & Defense
Bleriot US Bidco Inc. (4)	First Lien - Term Loan	10/31/2030	5.98%	S + 2.25%	3.73%	131	130	131	0.3%
Total Aerospace & Defense							130	131	0.3%

Total Investments made in the United Kingdom							130	131	0.3%

Total Non-controlled/Non-Affiliated Investments							36,919	34,386	68.3%

(1)	All investments are non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940 (the “1940 Act”). The provisions of the 1940 Act classify investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when the Company owns 25% or less of the portfolio company’s voting securities and “controlled” when the Company owns more than 25% of the portfolio company’s voting securities. The provisions of the 1940 Act also classify investments further based on the level of ownership that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Company owns less than 5% of a portfolio company’s voting securities and “affiliated” when the Company owns 5% or more of a portfolio company’s voting securities.

(2)	The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”), a small percentage of loans are still transitioning from London Interbank Offered Rate (“LIBOR”). Both indicies reset monthly or quarterly. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at June 30, 2026. As of June 30, 2026, rates for 1M S, 3M S, 6M S, and 12M S are 3.65%, 3.73%, 3.85%, and 4.0% respectively.

(3)	Percentages are based on net assets of $50,244 as of June 30, 2026.

(4)	Investment is a non-qualifying asset for RIC reporting purposes, non-qualifying assets represent 5.8% of total assets.

(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.